As filed with the Securities and Exchange Commission on April 15, 2005

                                                              File No. 333-62051
                                                                ICA No. 811-8979

                          U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                           Pre-Effective Amendment No.
                       Post-Effective Amendment No. 10 [X]
                                       And
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 10
                      The Victory Variable Insurance Funds

           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                                    Copy to:

 George Stevens                             Jay G. Baris
 BISYS Fund Services Ohio, Inc.             Kramer Levin Naftalis & Frankel LLP
 3435 Stelzer Road                          919 Third Avenue
 Columbus, Ohio 43219                       New York, New York 10022
 (Name and Address of Agent for Service)


It is proposed that this filing will become effective:

|X|  Immediately upon filing pursuant to paragraph (b)        |_|  on (date) pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a)(1)        |_|  on (date) pursuant to paragraph (a)(1)
|_|  75 days after filing pursuant to paragraph (a)(2)        |_|  on (date) pursuant to paragraph (a)(2) of
                                                                   rule 485.

If appropriate, check the following box:

         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus


Victory Variable
Insurance Funds

Diversified
Stock Fund
Class A Shares


For information, call your participating insurance company.




April 15, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.




Victory Variable
Insurance Funds
LOGO (R)

The Victory Variable Insurance Funds

Diversified Stock Fund

CLASS A SHARES
Cusip#: 92646Q307

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Fund.


Key to Fund Information


Objective and Strategy

The goals and the strategies that the Fund plans to use in pursuing its investment objective.


Risk Factors

The risks applicable to investing in the Fund.


Performance

A summary of the historical performance of the Fund in comparison to one or more unmanaged indices.


Expenses

The costs applicable to the Fund.


Shares of the Fund are:

     o    Not insured by the FDIC;

     o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     o Subject to investment risks, including possible loss of the amount invested.


                              Table of Contents

Risk/Return Summary                                                   2
An analysis that includes the investment objective, principal strategies, principal risks, performance, and expenses of the Fund.

Q&A -- Important Considerations                                       4

Investments                                                           4

Risk Factors                                                          5

Share Price                                                           6

Dividends, Distributions, and Taxes                                   7

Investing in the Fund                                                 8
      o Contract Owner Administrative
        Services Agreement                                            8
      o Distribution and Service Plan                                 8
      o Purchases                                                     9
      o Redemptions                                                   9

Organization and Management of the Fund                              10

Additional Information                                               11

Financial Highlights                                                 12

Risk/Return Summary


Investment Objective

The Fund seeks to provide long-term growth of capital.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

     The Adviser seeks to invest in both growth and value securities.

     o Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

     o Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

     In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objective.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of securities acquired by the Fund declines.

     o Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

     o    Value stocks fall out of favor relative to growth stocks.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     The principal risks summarized above are more fully described in "Risk Factors."


     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.


Please read this Prospectus before investing in the Fund and keep it for future reference.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

     The total returns reflected in the bar chart, table, and listing of highest and lowest quarterly returns do not reflect the impact of fees and charges imposed pursuant to the terms of the contracts funded by the separate accounts that invest in the Fund. (See Q&A -- Important Considerations.) As a result of these fees and charges, the total returns for the separate account assets that relate to the contracts will be lower than the total returns for the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares

2000         -1.14%
2001          0.32%
2002        -23.44%
2003         34.97%
2004          9.67%

Highest/lowest quarterly results during this time period were:

Highest    19.25% (quarter ended June 30, 2003)

Lowest    -19.17% (quarter ended September 30, 2002)


     The table below shows how the average annual total returns for Class A Shares of the Fund for one year and since inception periods compare to those of a broad-based market index.


Average Annual Total Returns
(for the Periods ended                             Since
December 31, 2004)          1 Year     5 Years     Inception


Class A                      9.67%      2.36%      2.37%(1)

S&P 500 Index(2)            10.88%     -2.30%     -0.76%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)


(1)  Inception date is July 1, 1999.


(2) The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.



Fund Expenses

This section describes the fees and expenses applicable to Class A Shares of the Fund. The following fees and expenses do not include the fees and charges related to either the separate accounts or to the contracts. If these charges were included, overall expenses would be higher.


Annual Fund Operating Expenses
(deducted from Fund assets)                          Class A

Management Fees                                       0.30%

Distribution (12b-1) Fees                             0.25%


Other Expenses(1)
(includes a contract owner's
administrative service fee of up to 0.25%)            0.86%

Total Fund Operating Expenses(2)                      1.41%









(1)  Restated to reflect current fees.

(2) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.34%. This voluntary waiver/reimbursement may be terminated at any time. In addition to any voluntary fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS Fund Services, Inc., the Fund's administrator (BISYS), or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.




EXAMPLE: The following Example is designed to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that the separate account invests $10,000 in the Fund for the time periods shown and then sells all of its shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect fees and charges related to either the separate accounts or to the contracts. If these fees and charges were included, overall expenses would be higher. Although actual costs may be higher or lower, based on these assumptions the separate account's costs would be:


               1 Year    3 Years     5 Years    10 Years


Class A         $144      $446        $771       $1,691

Q&A -- Important Considerations

You cannot buy shares of the Victory Variable Insurance Funds directly, but only through variable annuity or variable life insurance contracts (contracts) that are offered by the segregated asset accounts (separate accounts) of certain life insurance companies (participating insurance companies).

     The Victory Variable Insurance Funds offer Class A Shares. You are encouraged to read this Prospectus in conjunction with the accompanying separate account prospectus.

     In choosing the Fund as an investment for your contract, please keep in mind the following considerations.


What are the investment characteristics of the Fund?

     o    Diversified investment portfolio;

     o Appropriate for achieving long-term goals, like saving for retirement;

     o    Seeks potential growth over time;

     o Seeks to invest in both growth and value securities issued by large, established companies; and

     o    Fluctuating net asset value (NAV) per share.


The Fund may not be an appropriate selection for contract owners who:

     o are not willing to take any risk that they may lose money on their investment;

     o    want absolute stability of their investment principal; or

     o want to invest in a particular sector or in particular industries, countries, or regions.


Keep in mind that:

o    The Fund is not a complete investment program.

o The Fund's shares could decrease in value, but they also have the potential to increase in value.


Investments

Under normal market conditions the Fund purchases equity securities, including common stock and securities that are convertible or exchangeable into common stock.

     For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

     For a more complete description of the types of securities in which the Fund can invest, see the Statement of Additional Information (SAI).

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (June 30th) and its fiscal year (December 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (March 31 and September 30, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.


     The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month. To access this information, open the section entitled "Individuals" and then "Victory Variable Insurance Funds."


     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.




Risk Factors

This Prospectus describes the principal risks that are associated with the Fund's investment strategies.


General Risks:

     o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     o Manager risk is the risk that the Fund's portfolio manager may implement an investment strategy in a way that does not produce the intended result.


Risk associated with investing in equity securities:

     o Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


An investment in the Fund is not a complete investment program.


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Share Price

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (the NYSE), whichever time is earlier. A separate account buys and redeems shares at the next share price calculated after your instructions are received and accepted by an authorized representative of your participating insurance company. A business day is a day on which the NYSE is open.


     The Fund prices its investments at market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

      o trading in the security has been halted;

      o the market quotation for the security is clearly erroneous due to a clerical error;

      o the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

      o an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of its outstanding shares.


        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding


Market Timing


The Victory Variable Insurance Funds discourage and do not accommodate frequent purchases and redemptions of Fund shares ("market timing"). We will uniformly deny any request to purchase shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, even when the trades are combined with those of other investors or shareholders.

     Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

     The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity.

     Because the Fund's shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not able to determine directly whether a separate account's purchase or sale of the Fund's shares on any given day represents transactions by a single investor or multiple investors. It also is not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, the Fund may request that an insurance company cooperate in monitoring transactions to detect potential market timing. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund shares. Consistent with applicable laws and agreements, the Fund may stop selling its shares to a separate account to prevent market timing.



Dividends, Distributions, and Taxes

The Fund expects to distribute substantially all of its ordinary income and capital gains each year. Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. Capital gains distributions, if any, from the Fund will be made annually. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

     All dividend and capital gains distributions made by the Fund will be automatically reinvested in additional shares of the Fund.


The tax status of your separate account's investment in the Fund depends upon the features of your contract. For further information, please refer to the separate account prospectus.




Important Information about Taxes

     The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the contracts.

     o Shares of the Fund must be purchased through the contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a contract.

     o The Code requires that a separate account underlying a contract must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance contract for tax purposes. A separate account invested in the Fund will be treated as owning its proportionate share of the Fund's assets for purposes of determining whether the account is adequately diversified. If a separate account underlying a contract were not in compliance with these diversification requirements, the contract owner would be subject to tax on the contract's earnings.

     o This discussion of federal income tax consequences is based on tax laws and regulations in effect as of the date of this Prospectus, and may change as a result of legislative, administrative or judicial action. As this discussion is for general information only, you also should review the more detailed discussion of federal income tax considerations that is contained in the separate account prospectus and the SAI.


You should consult with your own tax adviser regarding the tax consequences of your investment in the separate account, including the application of state and local taxes which may differ from the federal income tax consequences described.

INVESTING IN THE FUND

The Fund is designed as an investment exclusively for contracts that are offered by the separate accounts of participating insurance companies. The participating insurance company will buy and redeem shares according to your instructions, as provided in the contract, and will redeem shares as needed to provide benefits under the contract.




     Shares of the Fund may be offered in the future to other separate accounts established by other insurance companies, and they may fund both variable annuity and variable life insurance contracts offered by the same or affiliated insurance companies. Although the Fund currently does not foresee any conflicts of interest between owners of variable annuity contracts and variable life insurance contracts or between owners of variable contracts issued by insurance companies that are not affiliated, it is possible, for various reasons, that conflicts may arise between groups of contract owners. Each insurance company whose separate accounts invest in the Fund, the Distributor, and the Adviser are required to report any material irreconcilable conflict to the Fund's Board of Trustees and, where a conflict exists, the appropriate insurance company is required to take whatever action is necessary to remedy the conflict. The Board of Trustees is required to monitor the handling of the conflict and must be satisfied that the steps taken toward its resolution benefit the contract owners generally. In the event of a conflict, an insurance company might redeem its investment by one or more separate accounts in the Fund's shares. If this happens, the Fund may have to sell securities at unfavorable prices.


Contract Owner Administrative Services Agreement


The Fund has adopted a form of Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with KeyBank and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)



Distribution and Service Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution and Service Plan. Under the Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets. The fee may be used by the Distributor to pay for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies.

     Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     The Adviser, Administrator or the Distributor may make payments from their own resources for promotional and administrative expenses. These amounts would be in addition to amounts paid by the Fund under the Distribution and Service Plan and the Contract Owner Administrative Services Agreements.


Purchases

Shares of the Fund may be purchased only through contracts offered through participating insurance companies. Please refer to the separate account prospectus for information on how the participating insurance company buys and redeems shares.

     Insurance company separate accounts invest in the Fund based upon its current NAV. The Fund's Transfer Agent processes orders to buy or redeem shares of the Fund at its NAV next computed after the order is received in good order. The value of your contract's investment in the Fund also will be based upon premium payments, surrender and transfer requests, and any other transaction requests from contract owners, annuitants, and beneficiaries. In order to calculate the value of your investment, you would have to determine the number of contract units you own along with the "accrued unit value" of your contract.


Redemptions

Shares of the Fund may be redeemed by instructing your participating insurance company to terminate your contract's investment in the Fund. Please refer to the instructions provided in the prospectus for the separate account. The separate account may redeem shares on any business day at the NAV that is next calculated after the order is placed.

     The Fund may suspend the right of redemption in the following circumstances:

     o    During non-routine closings of the NYSE;

     o When the Securities and Exchange Commission (the SEC) determines that (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Fund's securities; or

     o When the SEC orders a suspension to protect the Fund's shareholders.

     The Fund will pay redemptions by any one separate account during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the period. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund

The Fund is supervised by the Board of Trustees, which monitors the services provided to contract owners.


About The Victory Variable Insurance Funds

The Fund is a series of The Victory Variable Insurance Funds, which is organized as a Delaware statutory trust.

     The Board of Trustees of The Victory Variable Insurance Funds has the overall responsibility for the management of this Fund.


The Investment Adviser and Sub-Administrator

The Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC and is the adviser to the Fund. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser also serves as the investment adviser of The Victory Portfolios, a registered investment company currently offering 23 money market, bond and equity mutual funds, with assets in excess of $13.6 billion. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53 billion for individual and institutional clients, including the assets of the Victory Portfolios. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.


     For the fiscal year ended December 31, 2004, the Adviser was paid advisory fees of 0.30%, based on the percentage of the average daily net assets of the Fund.

     Under a sub-administration agreement, BISYS Fund Services Ohio, Inc. pays the Adviser a fee at the annual rate of up to 0.04% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.



The Administrator and Distributor

BISYS Fund Services is the Administrator of the Fund. Victory Capital Advisers, Inc. is the Distributor of the Fund.


Portfolio Management


Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn M. Rains is the associate portfolio manager of the Fund. Mr. Babin has been the portfolio manager of the Fund since its inception. A Chartered Financial Analyst Charter Holder, Mr. Babin is the Chief Investment Officer and a Senior Managing Director of the Adviser and has been with the Adviser or an affiliate since 1982. Mr. Danes has been a portfolio manager of the Fund since July 2000. He is a Senior Portfolio Manager and Managing Director with the Adviser, and has been associated with the Adviser or an affiliate since 1987. Ms. Rains is a Portfolio Manager and a Managing Director of the Adviser and has been with the Adviser or an affiliate since 1998. She has been portfolio manager of the Fund since June 2000. Mr. Babin has managed the Diversified Stock Fund series of The Victory Portfolios since October 1989. Mr. Danes has been a portfolio manager of the Diversified Stock Fund series of The Victory Portfolios since July 2000. Ms. Rains has been associate portfolio manager of the Diversified Stock Fund series of The Victory Portfolios since June 2000.


The portfolio managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Additional Information

Some additional information you should know about the Fund.


Fund Classes

At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling your participating insurance company.


Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Fund's shares. The Distributor is not affiliated with the Adviser.

     KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.





     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator, transfer agent and fund accountant for the Fund.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Fund.


     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Fund.

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since its inception. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns in the tables do not reflect the deduction of account fees and charges that apply to separate accounts or related insurance policies; these fees and charges would reduce the total return figures for all periods shown.

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling your participating insurance company.




                                                         Year            Year            Year            Year            Year
                                                         Ended           Ended           Ended           Ended           Ended
                                                      December 31,    December 31,    December 31,    December 31,    December 31,
                                                         2004            2003            2002            2001            2000

Net Asset Value, Beginning of Period                   $ 10.06         $  7.48         $  9.83         $  9.87         $ 10.07

Investment Activities:
     Net investment income                                0.06            0.03            0.05            0.04            0.09
     Net realized and unrealized gains
       (losses) on investments                            0.91            2.58           (2.35)          (0.01)          (0.20)

         Total from Investment Activities                 0.97            2.61           (2.30)           0.03           (0.11)

Distributions
     Net investment income                               (0.06)          (0.03)          (0.05)          (0.04)          (0.09)
     Net realized gains                                     --              --              --           (0.03)             --

         Total Distributions                             (0.06)          (0.03)          (0.05)          (0.07)          (0.09)

Net Asset Value, End of Period                         $ 10.97         $ 10.06         $  7.48         $  9.83         $  9.87

Total Return                                              9.67%          34.97%         (23.44)%          0.32%          (1.14)%

Ratios/Supplemental Data:
Net Assets at end of period (000)                      $27,823         $22,215         $16,806         $20,431         $12,866
Ratio of expenses to average net assets                   1.50%           1.50%           1.06%           1.00%           0.79%
Ratio of net investment income
   to average net assets                                  0.65%           0.35%           0.57%           0.43%           0.98%
Ratio of expenses to average net assets<F1>               1.76%           1.70%           1.38%           1.64%           2.76%
Ratio of net investment income
   (loss) to average net assets<F1>                       0.39%           0.15%           0.25%          (0.21)%         (0.99)%
Portfolio turnover                                         103%             97%             86%             62%             50%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.



Victory Funds Privacy Policy


Protecting the Privacy of Information


The Victory Variable Insurance Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.


     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*


*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Variable Insurance Funds do not share information with other companies for purposes of marketing solicitations for products other than The Victory Variable Insurance Funds. Therefore, The Victory Variable Insurance Funds do not provide opt-out options to their shareholders.


                       [Not a part of this Prospectus]

If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write your participating insurance company.


Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain copies of the SAI, Annual and Semi-Annual Reports, or more information at no charge, please call your participating insurance company.


How to Obtain Information

By telephone: Call your participating insurance company at the toll free number listed in the separate account prospectus.

By mail: You may write to your participating insurance company at the address listed in the separate account prospectus.

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).



The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory Variable
Insurance Funds
LOGO (R)

Investment Company Act File Number 811-8979

VF-VVIDSF-PRO (4/05)

                       STATEMENT OF ADDITIONAL INFORMATION


                      THE VICTORY VARIABLE INSURANCE FUNDS


                             Diversified Stock Fund

                                 April 15, 2005


This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with The Victory Variable Insurance Funds (the "Trust") prospectus for Class A shares of the Diversified Stock Fund (the "Fund"), which is dated April 15, 2005, as amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the prospectus. Copies of the prospectus may be obtained by writing The Victory Variable Insurance Funds at P.O. Box 182593, Columbus, Ohio 43218-2593, or by calling your participating insurance company at the toll free number indicated on the separate account prospectus.

The Fund's audited financial statements for the fiscal year ended December 31, 2004 are incorporated in this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-8979). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or phone number noted above.

INVESTMENT ADVISER and                      DIVIDEND DISBURSING AGENT
SUB-ADMINISTRATOR                           and SERVICING AGENT
Victory Capital Management Inc.             BISYS Fund Services Ohio, Inc.

ADMINISTRATOR                               CUSTODIAN
BISYS Fund Services Ohio, Inc.              KeyBank National Association

DISTRIBUTOR                                 INDEPENDENT AUDITORS
Victory Capital Advisers, Inc.              PricewaterhouseCoopers LLP

TRANSFER AGENT                              COUNSEL
BISYS Fund Services Ohio, Inc.              Kramer Levin Naftalis & Frankel LLP


                                Table of Contents

General Information.......................................................1
Investment Objective, Policies and Limitations............................1
Instruments in which the Fund Can Invest..................................3
   Corporate and Short-Term Obligations...................................3
   Receipts...............................................................6
   Investment Grade and High Quality Securities...........................6
   Loans and Other Direct Debt Instruments................................6
   U.S. Government Obligations............................................6
   Mortgage-Backed Securities.............................................6
   Foreign Investments....................................................8
   Other Investments......................................................9
Investment Strategies....................................................10
Determining Net Asset Value ("NAV") and Valuing Portfolio Securities.....12
Performance..............................................................13
Additional Purchase and Redemption Information...........................16
Dividends and Distributions..............................................16
Taxes....................................................................16

Trustees and Officers....................................................17
Advisory and Other Contracts.............................................23
Additional Information...................................................33
Appendix A -- Description of Security Ratings .........................A-1
Appendix B -- Proxy Voting Policies and Procedures.....................B-1

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

The Trust was organized as a Delaware statutory trust (formerly referred to as a "business trust") on February 11, 1998 under the name "The Victory Variable Funds." The Trust's Certificate of Trust was amended on October 15, 1998 to reflect its current name, "The Victory Variable Insurance Funds." The Trust is an open-end management investment company consisting of one series (the "Fund") of units of beneficial interest ("shares"). The outstanding shares represent interests in the Diversified Stock Fund. The Fund is a diversified mutual fund. This SAI relates to the Class A shares of the Fund. Much of the information contained in this SAI expands on subjects discussed in the prospectus. Capitalized terms not defined herein are used as defined in the prospectus. No investment in shares of the Fund should be made without first reading the prospectus.

During the fiscal year ended December 31, 2004, the Trust also included two other series, the Investment Quality Bond and Small Company Opportunity Funds, which were liquidated on December 29, 2004.

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS.

Investment Objective.

The Fund's investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund.

The following policies and limitations supplement the Fund's investment policies set forth in the prospectus. The Fund's investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the prospectus and this SAI.

Unless otherwise noted in the prospectus or this SAI, the Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust's Board of Trustees (the "Board") will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available, but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus.

Fundamental Investment Policies and Limitations of the Fund. The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

1.    Senior Securities.

The Fund may not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

2.    Underwriting.

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

3.    Borrowing.

The Fund may not borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

4.    Lending.

The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

5.    Real Estate.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not restricted.

6.    Commodities.

The Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Non-Fundamental Investment Policies and Limitations of the Fund. The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board.

1.    Illiquid Securities.

The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to
Section 4(2), or securities otherwise subject to restrictions or limitations on resale under the Securities Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Victory Capital Management Inc., the Fund's investment adviser (the "Adviser"), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.    Short Sales and Purchases on Margin.

The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.

3.    Other Investment Companies.

The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

4.    Concentration.

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.


INSTRUMENTS IN WHICH THE FUND CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies, and limitations, including certain transactions the Fund may make and strategies it may adopt. The Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectus and this SAI. The following also contains a brief description of the risk factors related to these securities. The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus and this SAI.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also is subject to greater market fluctuations as a result of changes in interest rates. The Fund may invest up to 20% of its total assets in these obligations.

Changes by nationally recognized statistical rating organizations ("NRSROs") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of the Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value per share ("NAV").

Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. The Fund may invest in convertible or exchangeable corporate debt obligations without limit.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.
Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Preferred Stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights. Preferred stocks typically do not have voting rights. The Fund may invest up to 20% of its total assets in preferred stock issued by domestic and foreign corporations.

Real Estate Investment Trusts ("REITs") are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Fund may invest up to 25% of its total assets in REITs.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. The Fund may invest up to 20% of its total assets in these instruments.

Demand Features. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. Certificates of deposit ("CDs") are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

Eurodollar Obligations. Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Board to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO, see Appendix A to this SAI.

Short-Term Funding Agreements. The Fund may invest in short-term funding agreements (sometimes referred to as guaranteed investment contracts or "GICs") issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Receipts.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs"), and certificates of accrual on Treasury securities ("CATS"). The Fund may invest up to 20% of its total assets in receipts.

Investment Grade and High Quality Securities. The Fund may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in Appendix A to this SAI. "High-quality" short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

U.S. Government Obligations. U.S. government obligations are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund may invest up to 20% of its total assets in these securities.

Mortgage-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which the Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares.

         U.S.  Government  Mortgage-Backed  Securities.  Certain  obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

         GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and collateralized mortgage obligations ("CMOs"). Participation certificates resemble GNMA certificates in that each participation certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on participation certificates and the ultimate payment of principal. FHLMC Gold participation certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

         FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

         Collateralized Mortgage Obligations. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

         Non-Government Mortgage-Backed Securities. The Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a non-government mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets that, in the opinion of the Adviser, are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Foreign Investments. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. The Fund may invest up to 10% of its total assets in foreign equity securities traded on U.S. exchanges.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Board. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares. The Fund may invest up to 20% of its total assets in restricted securities.

Participation Interests. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests, in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. The Fund may invest up to 10% of its total assets in warrants.

Other Investment Companies. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, the Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Trust, and, to the extent required by the laws of any state in which the Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies.

Exchange Traded Funds ("ETFs") are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions

         Risk Factors Associated with Investments in ETFs. ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

INVESTMENT STRATEGIES.

The Fund's principal investment strategies are described in the prospectus. To carry out its investment strategy, the Fund may engage in one or mare of the following activities:

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, the Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with the Fund's investment objective.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. The Fund may invest up to 20% of its total assets in repurchase agreements.

Reverse Repurchase Agreements. The Fund may borrow funds equal to 33-1/3% of its total assets for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate custodial account assets (such as cash or liquid securities), consistent with the Fund's investment restrictions, having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions. The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association, an affiliate of the Adviser ("KeyBank"), serves as lending agent for the Fund pursuant to a Securities Lending Agency Agreement that was adopted by the Board. Under the Fund's current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Fund whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Fund will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of the Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board. The Fund will limit its securities lending to 33 1/3% of total assets.

Short Sales Against-the-Box. The Fund will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, the Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

When-Issued Securities. The Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a separate account cash or liquid securities equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective. The Fund may invest up to 33-1/3% of its assets in when-issued securities.

Delayed-Delivery Transactions. The Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions. The Fund may invest up to 33-1/3% of its assets in delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies. In addition to the principal strategies described in the prospectus, the Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES.

The Fund's NAV is determined and the Fund's shares are priced as of the valuation time indicated in the prospectus on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. The NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each equity security held by the Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq's Automated Confirmation Transaction ("ACT") System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq's ACT System is valued at the Nasdaq Official Closing Price ("NOCP"). Convertible debt securities are valued in the same manner as any equity security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the Fund's NAV are generally determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and the Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE.

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return" and "total return," of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to contract owners in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for the Fund for the 1, 5, and 10-year period as of the most recently ended calendar quarter. This enables a contract owner to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. The Fund's shares are not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, shares of the Fund may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund hold, and operating expenses. Class A Shares are subject to an annual contract owner administrative services fee of up to 0.25% of average daily net assets and an annual Rule 12b-1 fee of up to 0.25% of average daily net assets.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Fund for a given 30-day period is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)6 - 1]
                                           ---
                                           cd

         The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.
         b =      expenses accrued for the period (net of any expense
                  reimbursements).
         c =      the average daily number of shares of outstanding during the
                  30-day period that were entitled to receive dividends.
         d =      the maximum  offering price per share on the last day of the period, adjusted for undistributed net investment income.

The Fund's standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below.

Dividend Yield and Distribution Returns. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the Fund's dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The "dividend yield" is calculated as follows:

                   Dividend Yield =  Dividends for a Period of One-Year
                                     -----------------------------------
                                     Maximum Offering Price (last day of period)

Total Return Calculations. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the Fund's NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing alternative choices to fund a variable contract, contract owners should realize that performance for the Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Total Returns. The "average annual total return" of the Fund is an average annual compounded rate of return for each year in a specified number of years. It is based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                   (ERV/P)1/n-1 = Average Annual Total Return

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                             ERV - P = Total Return
                             -------
                               P

Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV, and that the investment is redeemed at the end of the period.

The Fund's total return should be distinguished from the rate of return of the corresponding separate account. The separate account's return reflects the deduction of additional insurance charges, including mortality and expense risk charges, resulting in a lower rate of return. Because the Fund's yield or total return does not reflect these additional charges, this performance information should not be compared with that of mutual funds that are sold directly to the public. The Fund's performance information will only be included in sales literature if comparable performance figures for the corresponding separate account are also included. Contract owners should consult the separate account prospectus for further information.

Other Performance Comparisons

From time to time, the Fund may publish the ranking of its performance or the performance of its shares by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against all other funds in similar categories. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating or that of its shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, including the Fund, in broad investment categories (domestic equity, international equity taxable bond or municipal bond) monthly, based upon the Fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1).

The total return on an investment made in the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index and the Standard & Poor's 500 Index (the "S&P 500"). Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The S&P 500 is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. In contrast to the Consumer Price Index, the S&P 500 is an unmanaged index of securities that does not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Fund may be quoted and compared to other mutual funds with similar investment objectives that serve as funding vehicles for separate accounts offering variable contracts in advertisements, shareholder reports or other communications to shareholders. These communications may also include performance calculations that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Fund.) In addition, these communications may include discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that the receipt of additional contract units attributable to the Fund's dividends or other distributions (which distributions are reinvested in additional Fund shares) results in an increase in the value, not only of the units representing the original Fund shares acquired by the separate account, but also of additional units previously received.

The Fund also may include discussions or illustrations of the potential investment goals of a prospective contract owner (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or other sales literature may summarize the substance of information contained in the Fund's financial reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). Sales literature relating to the Fund may also include charts, graphs or drawings that illustrate the potential risks and rewards of various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to owning a contract with a separate account investing in the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, sales literature may include a discussion of certain attributes or benefits resulting from participation in a separate account that invests in the Fund. Such sales literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective contract owners. Performance information with respect to the Fund is generally available by contacting your participating insurance company.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of the Fund with other variable contract funding vehicles, contract owners should understand that certain other vehicles have different risk characteristics than the Fund's shares. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under "Determining Net Asset Value ("NAV") and Valuing Portfolio Securities" is subject to change. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one separate account. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Separate accounts receiving securities or other property on redemption may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Purchasing and Redeeming Shares.

As described in the prospectus, shares of the Fund may be purchased and redeemed solely through variable annuity contracts and variable life insurance policies (collectively, "contracts") offered by separate accounts of participating insurance companies. The separate accounts purchase and redeem shares of the Fund based on, among other things, the amount of premium payments received on that day pursuant to contracts and but only on days when the NYSE is open for trading. Such purchases and redemptions of Fund shares are effected at its NAV determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. No fee is charged to the separate accounts of the participating insurance companies when they redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS.

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends quarterly. If the Fund makes a capital gains distribution, it is declared and paid annually.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES.

The following is only a summary of certain additional federal income tax considerations that are not described in the prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are based on tax laws and regulations in effect as of the respective dates of this SAI and the prospectus, and may change as a result of legislative, administrative, and judicial action. These discussions are not intended as substitutes for careful tax planning.

The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts underlying the contracts of participating insurance companies that hold its shares. In addition, if the Fund distributes annually its ordinary income and capital gain net income, in the manner prescribed in the Code, it will also not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains. If the Fund fails to qualify as a RIC, it would be subject to tax on its net investment income and net capital gains without being able to deduct dividends paid to shareholders, thereby reducing the amounts available for distribution to the separate accounts invested in the Fund. Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a contract when left to accumulate within such contract.

Section 817(h) of the Code requires that investments of a segregated asset account underlying a contract be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holder of the contract based on such account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. Regulations under section 817(h) provide, among other things, the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the account for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each account of a participating insurance company investing in the Fund will be treated as owning its proportionate share of the Fund's assets for purposes of determining whether it is adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of contracts, such holders should consult the prospectus for their particular contract.

TRUSTEES AND OFFICERS.

Trustees.

Overall responsibility for management of the Trust rests with the Trustees. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, ten of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. In addition to the Trust, each Trustee oversees two portfolios in The Victory Institutional Funds and each Trustee (other than Mr. Adcock, Ms. Beard and Ms. Haussler) oversees 20 portfolios in The Victory Portfolios.* The Victory Institutional Funds and The Victory Portfolios are registered investment companies that, together with the Trust, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee's address is c/o The Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

                                  Position(s)       Date                                                  Other
                                  Held with      Commenced              Principal Occupation          Directorships Held in
Name and Age                      the Trust        Service              During Past 5 Years            Public Companies
------------                      ---------        -------             -------------------            ----------------
Mr. David Brooks Adcock, 53       Trustee       February 2005  General Counsel, Duke University     Durham   Casualty   Co.,
                                                               and Duke University Health System.   Ltd.

---------------
* Mr. Adcock, Ms. Beard and Ms. Haussler currently serve as Advisory Trustees of The Victory Portfolios. It is anticipated that each of these individals, as well as the other Trustees, will stand for election to serve as Trustees at a shareholder meeting of The Victory Portfolios expected to take place during the second quarter of 2005.

                                  Position(s)       Date                                                  Other
                                  Held with      Commenced              Principal Occupation          Directorships Held in
Name and Age                      the Trust        Service              During Past 5 Years            Public Companies
------------                      ---------        -------             -------------------            ----------------

Mr. Nigel D. T. Andrews, 58       Vice Chair    August 2002    Retired (since 2001); Managing       Great Lakes Chemical
                                  and Trustee                  Director (2000-2001), Internet       Corporation; Old Mutual
                                                               Capital Group (venture
                                                               capital);  plc. Executive Vice
                                                               President (1993-2000),  GE
                                                               Capital (financial services).

Ms. E. Lee Beard, 53              Trustee       February 2005  President/Owner (since 2003) ELB     None.
                                                               Consultants; President, Chief
                                                               Executive Officer and Director
                                                               (1993-2003), Northeast
                                                               Pennsylvania Financial Corp. and
                                                               First Federal Bank (full service
                                                               financial services).

Ms. Jakki L. Haussler, 47         Trustee       February 2005  Chairman and Chief Executive         None.
                                                               Officer, Opus Capital Management,
                                                               Inc. (asset management); Partner
                                                               (since 2002), Adena Ventures, LP
                                                               (venture capital); Managing
                                                               Director (since 2001), Capvest
                                                               Venture Fund, LP (venture capital).

Ms. Frankie D. Hughes, 52         Trustee       Trustee        Principal and Chief Investment       None.
                                                since March    Officer, Hughes Capital
                                                2000;          Management, Inc. (fixed income
                                                Advisory       asset management).
                                                Trustee from
                                                December
                                                1999 to
                                                March 2000

Ms. Lyn Hutton, 55                Trustee       March 2002     Executive Vice President and Chief   Chittenden Corporation.
                                                               Investment Officer, The Commonfund
                                                               for Nonprofit Organizations (since
                                                               January 2003); Vice President and
                                                               Chief Financial Officer, John D. &
                                                               Catherine T. MacArthur Foundation
                                                               (grant making) (June 1998-December
                                                               2002).

Dr. Thomas F. Morrissey, 70       Trustee       February 1998  Professor (Emeritus since 2004),     None.
                                                               Weatherhead School of Management,
                                                               Case Western Reserve University.

                                  Position(s)       Date                                                  Other
                                  Held with      Commenced              Principal Occupation          Directorships Held in
Name and Age                      the Trust        Service              During Past 5 Years            Public Companies
------------                      ---------        -------             -------------------            ----------------
Ms. Karen F. Shepherd, 64         Trustee       August 2002    Member, Shepherd Properties, LC      UBS Bank USA.
                                                               and Vincent Shepherd Investments,
                                                               LC (real estate investments);
                                                               EMILY's List (political action
                                                               committee) (2002-2003); U.S.
                                                               Executive Director (1996-2002),
                                                               European Bank for Reconstruction
                                                               and Development.

Mr. Frank A. Weil, 74             Trustee       February 1998  Chairman, Abacus & Associates,       None.
                                                               Inc. (private investment firm).

Mr. Leigh A. Wilson, 60           Chair and     February 1998  Chief Executive Officer, New         Chair, PBHG Funds (18
                                  Trustee                      Century Living, Inc. (full service   portfolios).
                                                               independent living for senior
                                                               citizens); Director, The
                                                               Mutual Fund Directors  Forum,
                                                               since 2004.

Interested Trustee.*

                                  Position          Date                                                     Other
                                  Held with       Commenced           Principal Occupation           Directorships Held in
Name and Age                      the Trust        Service             During Past 5 Years              Public Companies
------------                      ---------        -------             -------------------              ----------------
Mr. Roger Noall, 69               Trustee       February 1998  Retired (since February 2000);       Alleghany Corporation.
                                                               Executive (1997-2000), KeyCorp.

The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee, a Board Governance and Nominating Committee, an Agenda Committee and an Oversight Committee.


The members of the Investment Committee are Mr. Andrews (Chair), Ms. Shepherd (Vice Chair), Ms. Haussler, Ms. Hughes and Ms. Hutton. The function of the Investment Committee is to oversee the Fund's compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Business and Legal Committee are Mr. Weil (Chair), Mr. Adcock, Ms. Beard, Dr. Morrissey and Mr. Noall. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Fund (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).


The members of the Audit Committee are Dr. Morrissey (Chair), Mr. Adcock, Ms. Beard and Mr. Weil. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The Board Process and Nominating Committee consists of Mr. Andrews (Chair), Ms. Hughes, Dr. Morrissey, Ms. Shepherd, Mr. Weil and Mr. Wilson. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

---------------
* Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Oversight Committee consists of the Chair of the Board, the Chair of the Audit Committee and another Trustee, as determined annually on a rotating basis. Currently, Mr. Wilson, Dr. Morrissey and Mr. Adcock serve on this Committee. The primary purpose of the Oversight Committee is to address issues involving conflicts of interest, ethics or other issues that may involve more than one Board Committee. The Oversight Committee also serves as the Qualified Legal Compliance Committee.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.


During the fiscal year ended December 31, 2004, the Board held four regular, one special and two telephonic meetings. Each of the Investment and Board Process and Nominating Committees held five meetings; each of the Audit and Business and Legal Committees held four meetings; and the Oversight Committee met once. The Agenda Committee did not meet during this period.


The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2004. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor. As of January 31, 2005, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Fund.

Independent Trustees.

                                                                          Aggregate Dollar Range of Ownership of
                          Dollar Range of Beneficial Ownership                     Shares of All Series
     Trustee                         of Fund Shares                             of the Victory Fund Complex
     -------                         --------------                             ---------------------------
Mr. Adcock                    N/A                                      N/A
Mr. Andrews                   None                                     Over $100,000
Ms. Beard                     N/A                                      N/A
Ms. Haussler                  N/A                                      N/A
Ms. Hughes                    None                                     $50,001 -- $100,000
Ms. Hutton                    None                                     None
Dr. Morrissey                 None                                     Over $100,000
Ms. Shepherd                  None                                     Over $100,000
Mr. Weil                      None                                     None
Mr. Wilson                    None                                     Over $100,000

Interested Trustee.

                                                                          Aggregate Dollar Range of Ownership of
                          Dollar Range of Beneficial Ownership                     Shares of All Series
     Trustee                         of Fund Shares                             of the Victory Fund Complex
     -------                         --------------                             ---------------------------
Mr. Noall           None                                               Over $100,000

Remuneration of Trustees.


For the fiscal year ended December 31, 2004, each Trustee received an annual fee of $2,500 for serving as Trustee of the Fund, and an additional fee of $500 per regularly scheduled meeting and $250 per special telephonic meeting. During this period, the Adviser paid the expenses of Mr. Noall and Donald E. Weston (a
Trustee who resigned from the Board on May 18, 2004). The following table indicates the compensation received by each Trustee from the Trust and from the Victory Fund Complex for the fiscal year ended December 31, 2004. The Trust does not maintain a retirement plan for its Trustees.


Effective January 1, 2005, the Victory Fund Complex pays each Trustee and Advisory Trustee@ an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per meeting fee ($5,000 per in person and $2,500 per telephone meeting). For each additional meeting of the Board, above five, the Complex pays each Trustee and Advisory Trustee $3,000 ($1,500 for a telephone meeting). For any special Sub-Committee meetings, participating Trustees and Advisory Trustees receive $1,000. Also effective January 1, 2005, the Chair receives an additional annual retainer of $50,000.

Independent Trustees.


                                                                   Total Compensation from
Trustee                   Aggregate Compensation from the Trust      Victory Fund Complex
-------                   -------------------------------------      --------------------
Mr. Adcock#                                 N/A                                    N/A
Mr. Andrews                              $6,500                                $84,500
Ms. Beard#                                  N/A                                    N/A
Ms. Haussler#                               N/A                                    N/A
Ms. Hughes                                5,750                                 84,500
Ms. Hutton                                6,000                                 84,500
Mr. Eugene J. McDonald*                   5,058                                 75,000
Dr. Morrissey                             6,250                                 84,500
Ms. Shepherd                              6,500                                 84,500
Mr. Weil                                  6,000                                 84,500
Mr. Wilson                                6,500                                 95,900

Interested Trustees.


                                                                   Total Compensation from
Trustee                   Aggregate Compensation from the Trust      Victory Fund Complex
-------                   -------------------------------------      --------------------
Mr. Noall                                  $6,500                              $84,500
Mr. Weston                                  2,955                               60,000


---------------
@ Mr. Adcock, Ms. Beard and Ms. Haussler serve as Advisory Trustees of The Victory Portfolios.

# Mr. Adcock, Ms. Beard and Ms. Haussler commenced service as Trustees on February 10, 2005.

*     Mr. McDonald resigned from the Board on October 27, 2004.

Deferred Compensation

In addition to the compensation detailed above, each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex. Such amounts are held in accounts that mirror the performance of series of The Victory Portfolios, as selected by the Trustee. Currently, only Mr. Noall has elected to defer a portion of his compensation as a Trustee under this program. As of December 31, 2004 the value of Mr. Noall's deferred compensation was equal to approximately $161,000 as if invested in the Stock Index Fund and $150,000 as if invested in the Diversified Stock Fund.

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex and each serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

                                             Date
                             Position with   Commenced
Name and Age                 the Trust       Service         Principal Occupation During Past 5 Years
------------                 ---------       -------         ----------------------------------------
Kathleen A. Dennis, 51       President       May 2002        Senior Managing Director of the Adviser.

Irimga McKay, 44             Vice President  December 2000   Senior  Vice  President,  Client  Services,  BISYS Fund
                                                             Services.

Cynthia Lee Lindsey, 46      Secretary       December 2002   Director of Client  Services  (since  October 2002) and
                                                             Director  of  Securities   Lending  (November  1997  to
                                                             October 2002), BISYS Fund Services.

Jay G. Baris, 51             Assistant       February 1998   Partner, Kramer Levin Naftalis & Frankel LLP.
                             Secretary

Alaina Metz, 38              Assistant       February 1998   Chief Administrative Officer, BISYS Fund Services.
                             Secretary

Arthur A. Jensen, 38         Treasurer       February 2005   Vice  President  of  Financial  Services,   BISYS  Fund
                                                             Services,  since June 2001;  Section Manager,  Northern
                                                             Trust Company, from 1999 to June 2001.

Christopher E. Sabato, 36    Assistant       February 2005   Director of Financial Services, BISYS Fund Services.
                             Treasurer

Martin R. Dean, 41           Assistant       December 2003   Vice  President,   Compliance   Services,   BISYS  Fund
                             Vice                            Services.
                             President and
                             Anti-Money
                             Laundering
                             Compliance
                             Officer

Karen F. Haber, 52           Chief           August 2004     Chief  Compliance  Officer of the Trust,  since  August
                             Compliance                      2004;  Managing  Director of the Adviser  until  August
                             Officer                         2004.

ADVISORY AND OTHER CONTRACTS.
----------------------------

Investment Adviser.


One of the Trust's most important contracts is with its investment adviser, the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a second-tier subsidiary of KeyCorp. As of December 31, 2004, the Adviser and its affiliates manage assets totaling approximately $53 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.


KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of December 31, 2004, KeyCorp had an asset base of approximately $90.7 billion, with banking and trust and investment offices throughout the United States. McDonald, a registered broker dealer, is located primarily in the mid-western United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The Fund pays the Adviser a fee equal to 0.30% of its average daily net assets.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective owners of contracts offered by separate accounts that may invest in the Fund may include descriptions of KeyBank and the Adviser including, but not limited to, (1) descriptions of the operations of KeyBank and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of KeyBank and the Adviser.

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the "Advisory Agreement"), provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information -- Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty, by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

For the three fiscal years ended December 31, 2004, 2003 and 2002, the Adviser earned the following advisory fees with respect to the Fund. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.



------------------------------ ---------------------------- ---------------------------
            2004                          2003                         2002
--------------- -------------- ------------- -------------- ------------ --------------
  Fees Paid     Fee Reduction   Fees Paid    Fee Reduction   Fees Paid   Fee Reduction
--------------- -------------- ------------- -------------- ------------ --------------
    70,430            0           55,943             0        30,720         26,253
--------------- -------------- ------------- -------------- ------------ --------------


Considerations of the Board in Continuing the Advisory Agreement. The Board last approved the Advisory Agreement at a special meeting called for that purpose on December 16, 2004, following review of the Agreement and related matters at meetings on October 26 and 27, 2004 and December 7 and 8, 2004. In determining whether it was appropriate to approve the Agreement, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Trust and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the Agreement, the Board reviewed numerous factors with respect to the Fund. The Board reviewed the Fund's investment performance during the year. Although investment performance was a significant factor in determining that the Agreement should be continued, the Board considered the following additional factors, among others, in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser:

      o     Services provided under the Agreement;

      o     Requirements of the Fund for the services provided by the Adviser;

      o     The quality of the services expected to be provided;

      o     Fees payable for the services;

      o     Total expenses of the Fund;

      o The Adviser's commitments to operating the Fund at competitive expense levels;

      o Profitability of the Adviser with respect to its relationship with the Fund;

      o Soft-dollar and other service benefits received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Fund through custodian and administration fees;

      o     Capabilities and financial condition of the Adviser;

      o     Current economic and industry trends; and

      o     Historical relationship between the Fund and the Adviser.

Current management fees were reviewed in the context of the Adviser's profitability. In addition, the Board reviewed an analysis prepared by an independent third party, comparing the Fund's expense ratio, advisory fee and performance with comparable mutual funds. The Board also reviewed fees that the Adviser charged for managing the assets of similarly-managed institutional accounts.

The Board compared the Fund's 0.30% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Large Blend category and considered the fact that the fee was lower than the average management fee of 0.68% for the category. The Board also compared the Fund's total annual expense ratio of 1.50% to the average expense ratio for the category and considered the fact that Fund's ratio was higher than the category average of 1.41%. The Board then compared the Fund's performance for the one-year, three-years and five-years ended August 31, 2004 to that of a peer group of 11 similar mutual funds and considered the fact that the Fund had outperformed the average performance of the peer group for each period.

Having concluded, among other things, that: (1) the Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds; and (2) the Fund had outperformed its peers during the past one, three and five years; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the agreements were consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the agreements for additional annual periods on the basis of the foregoing review and discussions and the following considerations, among others:

      o The fairness and reasonableness of the investment advisory fee payable to the Adviser under the agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the fees paid to fees paid by other investment companies;

      o The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Fund and the Fund's historic performance, including the success of the Fund in achieving stated investment objectives;

      o The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

      o     The   Adviser's   representations   regarding   its   staffing   and
            capabilities  to  manage  the  Fund,   including  the  retention  of
            personnel with relevant portfolio management experience; and

      o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

Portfolio Managers.


This section includes information about the Fund's portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed below manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

------------------------------------------------- --------------------------------- ------------------------------------
                                                                                         Number of Other Accounts
                                                  Number of Other Accounts            (Total Assets)* Subject to a
                                                       (Total Assets)*                        Performance Fee
           Portfolio Management Team               as of December 31, 2004             as of December 31, 2004
------------------------------------------------- --------------------------------- ------------------------------------
Lawrence G. Babin, Paul D. Danes and Carolyn M.
     Rains
         Other Investment Companies                       1 ($2.4 billion)                         None
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                5 ($699.3 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                  75 ($2.8 billion)                   4 ($430 million)
------------------------------------------------- --------------------------------- ------------------------------------



In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same

---------------
*     Rounded to the nearest billion, or million, as relevant.

securities as the Fund. The SAI section entitled "Advisory and Other Contracts -- Portfolio Transactions" discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Fund Ownership

As of December 31, 2004, none of the Fund's portfolio managers owned any of the Fund's shares.

Compensation


Each of the Fund's portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee). A manager's base salary is dependent on the manager's level of experience and expertise. The Adviser monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager's annual incentive bonus is based on the manager's performance results, not on assets under management. The Adviser establishes a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. This target is set at a percentage of base salary, generally ranging from 40% to 100%. The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager's performance versus the peer group then determines the final incentive amount, which generally ranges from zero to two times the "target," depending on results. For example, performance in the upper quartile may result in an incentive bonus that is two times the "target" while below-average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and is gross of fees.

The  Fund's  portfolio   managers  shown  above  receive   long-term   incentive
compensation in the form of options on KeyCorp common stock. KeyCorp is the Adviser's parent company.

In addition to the compensation described above, each of the Fund's portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.


Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics to which all investment personnel and all other "access persons" of the Fund (as defined in Rule 17j-1 under the 1940 Act) must conform. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. These individuals must refrain from certain trading practices and are required to report certain personal investment transactions and holdings. Violations of a Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the "Proxy Voting Policy"). The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Fund's shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund's proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust's proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests. The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust's Policy or to recommend to the Adviser any proposed amendment to its Policy. The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust's Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund's proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2004 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC's website at www.sec.gov.

Portfolio Transactions.

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.


The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or the Distributor or its affiliates ("BISYS"), and will not give preference to KeyBank's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through McDonald, an affiliate of KeyBank. All transactions with McDonald must be completed in accordance with procedures approved by the Board. During the fiscal years ended December 31, 2004 and December 31, 2003, the Fund executed no portfolio transactions through McDonald.


Investment decisions for the Fund are made independently from those made for any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and any other investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid $63,334, $59,476 and $56,563, respectively, in brokerage commissions.

Allocation of Brokerage in Connection with Research Services. During the fiscal year ended December 31, 2004, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the Fund's brokerage transactions to brokers because of research services provided. During this period, the Fund entered into such transactions in the amount of $6,929,549 and paid related commissions of $12,472.


Securities of Regular Brokers or Dealers. On December 31, 2004, the Fund held securities of its regular brokers or dealers (or their parents), as shown in the following table.


 -----------------------------------------------------------------------------
            Broker-Dealer          Type of Security    Aggregate Value
                                   (Debt or Equity)
 -----------------------------------------------------------------------------
      Morgan Stanley Dean Witter         Equity          $505,232
 -----------------------------------------------------------------------------


Portfolio Turnover.


The portfolio turnover rates stated in the prospectus are calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. For the fiscal years ended December 31, 2004 and 2003, the Fund's portfolio turnover rate was 103% and 97%, respectively.

Disclosure of Fund Holdings

         The Board has adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

         The Fund's Chief Compliance Officer is responsible for monitoring the Fund's compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

         Non-Public Disclosures

         The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may only be made if: (i) the Fund has a "legitimate business purpose" (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any "affiliated person" of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser or Distributor.

         The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund's shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

         Ongoing Arrangements to Disclose Portfolio Holdings

         As previously authorized by the Board and/or the Trust's executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does the Fund or any "affiliated person" of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser or Distributor.


------------------------------------ ------------------------------------ ---------------------------------------------

     Type of Service Provider             Name of Service Provider                    Timing of Release of
                                                                                 Portfolio Holdings Information
------------------------------------ ------------------------------------ ---------------------------------------------
Adviser                              Victory Capital Management Inc.      Daily
------------------------------------ ------------------------------------ ---------------------------------------------
Distributor                          Victory Capital Advisers, Inc.       Daily
------------------------------------ ------------------------------------ ---------------------------------------------
Custodian                            KeyBank National Association         Daily
------------------------------------ ------------------------------------ ---------------------------------------------
Fund Accountant                      BISYS Fund Services Ohio, Inc.       Daily
------------------------------------ ------------------------------------ ---------------------------------------------
Independent Registered Public        PricewaterhouseCoopers LLP           Annual Reporting Period: Within Accounting
Accounting Firm                                                           Firm, 15 business days of end of reporting
                                                                          period.
                                                                          Semiannual Reporting Period: within 31
                                                                          business days of end of reporting period.
------------------------------------ ------------------------------------ ---------------------------------------------
Typesetting Firm for Financial       Word Management                      Up to 60 days before distribution to
Reports                                                                   shareholders.
------------------------------------ ------------------------------------ ---------------------------------------------
Printer for Financial Reports        Great Lakes                          Up to 30 days before distribution to
                                                                          shareholders.
------------------------------------ ------------------------------------ ---------------------------------------------
Legal Counsel, for EDGAR filings     Kramer Levin Naftalis & Frankel LLP  Up to 30 days before filing with the SEC.
on Forms N-CSR and Form N-Q
------------------------------------ ------------------------------------ ---------------------------------------------
Ratings Agency                       Thompson Financial/Vestek            Monthly, within 5 days after the end of the
                                                                          previous month.
------------------------------------ ------------------------------------ ---------------------------------------------
Ratings Agency                       Lipper/Merrill Lynch                 Monthly, within 6 days after the end of the
                                                                          previous month.
------------------------------------ ------------------------------------ ---------------------------------------------
Ratings Agency                       Lipper/general subscribers           Monthly, 30 days after the end of the previous
                                                                          month.
------------------------------------ ------------------------------------ ---------------------------------------------


         These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

         There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Administrator.

BISYS Fund Services Ohio Inc. serves as Administrator to the Fund pursuant to an agreement dated April 1, 2002 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Fund (other than those that the Adviser performs under the Advisory Agreement), subject to the supervision of the Board.

For the services rendered to the Fund and related expenses borne by the Administrator, the Victory Fund Complex pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund Complex: 0.14% for the first $8 billion in assets, 0.10% for the next $17 billion in assets and 0.08% for all assets exceeding $25 billion.

The Administrator may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years, and for consecutive two-year terms thereafter, provided that such continuance is approved by a majority of the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. The Administrator may delegate all or any part of its responsibilities under the Administration Agreement. For its services, the Administrator receives an annual fee based on the aggregate average daily net assets of the Victory Fund Complex.


For the fiscal years ended December 31, 2004, 2003 and 2002, the Administrator earned $11,738, $9,324 and $9,496 with respect to the Fund. These fees are based on the administration agreement in effect at the time, reflect fee waivers by the Administrator to 0.05% since April 1, 2002 and were computed on the aggregate average annual net assets of the Fund.


Sub-Administrator.

The Adviser serves as sub-administrator to the Fund pursuant to a sub-administration agreement dated April 1, 2002 (the "Sub-Administration Agreement"), as amended March 1, 2004. As sub-administrator, the Adviser assists the Administrator in all aspects of the operations of the Trust, except those that the Adviser performs under the Advisory Agreement.

For services provided under the Sub-Administration Agreement, through February 29, 2004, the Administrator paid the Adviser a fee, calculated at an annual rate of up to 0.03% of the Fund Complex net assets. The Board approved an increase in this fee to 0.04%, which became effective March 1, 2004. Except as otherwise provided in the Administration Agreement, the Adviser shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to the Fund for the term of the Administration Agreement, and shall terminate automatically upon the termination of the Administration Agreement. It may be terminated by either party upon 60 days' notice or immediately for "cause."

Under the Sub-Administration Agreement, the Adviser's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assisting in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings, and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor.

Victory Capital Advisers, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust dated March 1, 2004. The Distributor is not affiliated with the Adviser but is affiliated with BISYS Fund Services Limited Partnership, which had served as the Fund's distributor before March 1, 2004. Unless otherwise terminated, the Agreement will remain in effect with respect to the Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Rule 12b-1 Distribution and Service Plan.

The Trust has adopted a distribution and service plan (the "Rule 12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act, on behalf of the Fund, pursuant to which Class A shares of the Fund pay to the Distributor a distribution and service fee of 0.25% of the Fund's average daily net assets. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such fund except pursuant to a plan adopted by the fund under the Rule.

The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class A shares to life insurance companies (each a "Life Company") for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to as "Variable Contracts") or to provide services to Variable Contract owners whose Variable Contracts are funded with shares of the Fund and are not otherwise provided by the Life Company and paid for with fees charged by the Life Company, including but not limited to: (i) providing incentives and compensation to the Distributor, Life Companies and financial intermediaries that make the Fund available to its Variable Contract owners and who provide personal services to its Variable Contract owners who fund their Variable Contracts with shares of the Fund; (ii) providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use by Life Companies in funding Variable Contracts; (iii) paying costs incurred in conjunction with advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares; (iv) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners; (v) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; (vi) training sales personnel of Life Companies and financial intermediaries regarding the Fund; and (vii) financing any other activity that the Board determines is primarily intended to result in the sale of Fund shares and support of services relating to those shares. The Distributor also may use Rule 12b-1 fees to pay for an allocation of overhead and other branch office distribution-related expenses of the Distributor, such as office space and equipment and telephone facilities. Of the 0.25% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class A shares.

The amount of the Rule 12b-1 fees payable by the Fund under the Rule 12b-1 Plan is considered compensation and is not related directly to expenses incurred by the Distributor, and the Plan does not obligate the Fund to reimburse the Distributor for such expenses. The fees set forth in the Rule 12b-1 Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Rule 12b-1 Plan expressly recognizes that the Fund currently pays, and will continue to pay, an investment advisory fee to Adviser and an administration fee to the Administrator. To the extent that any payments made by the Fund to the Adviser or Administrator, including payment of fees under the relevant agreement, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Plan. In addition, to the extent that any payments made by any of the Adviser, Administrator or Distributor out of its own profits should be deemed to be indirect financing of any activity primarily intended to result in the past sale of shares of the Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Rule 12b-1 Plan.

The 12b-1 Plan was approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and determined that there was a reasonable likelihood that the Plan would benefit the Fund and its Class A shareholders. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class A shares of the Fund, additional sales of these shares may result. Additionally, certain support services covered under the Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder's broker.


During the fiscal year ended December 31, 2004, the Fund paid $53,879 in Rule 12b-1 fees to the Distributor pursuant to the Plan. All such payments consisted of payments to Life Companies.


Transfer Agent.


BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent and dividend disbursing and shareholder servicing agent for the Fund, pursuant to a Transfer Agency and Service Agreement dated April 1, 2002. Under its agreement, the Transfer Agent has agreed, among other things, (1) to issue and redeem shares of the Trust; (2) to address and mail all communications by the Trust to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust's operations.


Contract Owner Administrative Services Agreement.

Payments made under the Contract Owner Administrative Services Agreement to contract owner servicing agents (which may include affiliates of the Adviser), or to insurance companies or their affiliates, are for administrative support services to individuals who may from time to time own contracts offered by the separate accounts that invest in the Fund, which services may include: (1) dissemination of Fund prospectuses to existing contract owners; (2) solicitation of Trust proxies (including facilitating distribution of proxy material to contract owners, tabulation and reporting); (3) telephonic support for contract owners with respect to inquiries about the Trust (not including information related to sales); (4) communications to contract owners regarding performance of the separate account and the Fund; (5) aggregating purchase and redemption orders of the separate account for sales of shares of the Fund; (6) recording issuance and transfers of shares of the Fund held by the separate account; (7) processing and reinvesting dividends and distributions of the Fund held by the separate account; and (8) providing other administrative support to the Trust as mutually agreed between the Trust, a life insurance company and the Distributor.

Fund Accountant.


BISYS Fund Services Ohio, Inc. serves as Fund Accountant for the Fund pursuant to a fund accounting agreement with the Trust dated April 1, 2002. The Fund Accountant calculates the Fund's NAV, dividend and capital gain distributions, if any, and yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. Unless sooner terminated, the fund accounting agreement will continue in effect as to the Fund for a period of two years, and for consecutive two-year terms thereafter, provided that such continuance is approved by a majority of the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not parties to the fund accounting agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement The agreement may be terminated upon notice of nonrenewal, by mutual agreement of the parties, or for "cause" on 60 days' notice. The Fund Accountant is entitled to receive annual fees per Fund, based on whether the Fund is an equity, fixed income, or money market fund. The Fund Accountant also receives a fee for each securities transaction in the Fund.

For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund Accountant received fund accounting fees, excluding out-of-pocket expenses,, in the amounts of $48,967, $41,979 and $37,320, respectively, from the Fund. These fees are based on the fund accounting agreement in effect at the time and were computed on the aggregate average annual net assets of the Fund.


Custodian.

Cash and securities owned by the Fund are held by KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, as custodian pursuant to a Custodian Agreement dated October 16, 1998. Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities;
(4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust's operations. KeyBank may, with the approval of the Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement. For it services, KeyBank is paid an annual custody safekeeping fee based on the assets of the Fund and a custody transaction fee for each transaction based on the type of transaction.

Independent Auditors.

PricewaterhouseCoopers LLP, located at 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's independent auditors.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 is the counsel to the Trust.

Expenses.

The Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

ADDITIONAL INFORMATION.
----------------------

Description of Shares.

The Trust is a Delaware statutory trust. The Trust's Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share. The Trust currently offers one series of Class A shares.

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the prospectus and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Shareholders of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. The shareholders of the Trust are the insurance company separate accounts using the Fund to fund contracts. The insurance company separate accounts pass voting rights attributable to shares held for the contracts to the contract owners, as described in the separate account prospectus.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Board to take certain actions without obtaining shareholder approval, if the Board determines that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a "master/feeder" structure, in which the Fund (the "feeder") would invest all of its assets in a separate "master" fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Principal Holders of Securities.

As of January 31, 2005, the following entities owned 5% or more of the outstanding Class A shares of the Fund. These entities are the insurance company sponsored separate accounts that invest in the Fund as an investment vehicle for variable annuity and variable life insurance contracts. Each entity that beneficially owns more than 25% of the voting securities of the Fund may be deemed a control person of that Fund and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in the Fund is passed through to the contract owners, these record owners are not considered the beneficial owners of the Fund's shares.

------------------------------------- --------------------------------------- --------------------------------
                Fund                        Name and Address of Owner             Percent Owned of Record
------------------------------------- --------------------------------------- --------------------------------
Diversified Stock                     Nationwide Ins Company                              61.77%
                                      c/o IPO Portfolio Accounting
                                      PO BOX 182029
                                      Columbus, OH  43218
------------------------------------- --------------------------------------- --------------------------------
                                      Hartford Life Insurance Company                      7.58%
                                      PO BOX 2999
                                      Hartford, CT  06104
------------------------------------- --------------------------------------- --------------------------------
                                      NYLIAC                                              28.70%
                                      Attn:  Chris Dempsey
                                      169 Lackawanna Avenue
                                      Parsippany NY  07054
------------------------------------- --------------------------------------- --------------------------------

Financial Statements.

The audited financial statements of the Trust, with respect to the Fund, for the fiscal year ended December 31, 2004 are incorporated by reference herein.

Miscellaneous.

As used in the prospectus and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series, and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectus and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The requirement that the Board monitor the Fund for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners investing in the Fund has been delegated to the Board's Business and Legal Committee. The Committee carries out this responsibility by monitoring information from the investment adviser, distributor, administrator, participating insurance companies or counsel concerning potential or existing material irreconcilable conflicts. Material irreconcilable conflicts may arise for a variety of reasons, including: (1) action by a state insurance regulatory authority; (2) a change in a federal or state insurance, tax or securities law, regulation or interpretation; (3) a relevant judicial or administrative decision; (4) the manner in which the investments in the Fund's portfolio is managed; (5) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (6) a decision by an insurance company to disregard the voting instructions of contract owners. When informed of such potential or actual conflicts, the Committee evaluates the facts and circumstances and may recommend appropriate action to the Board

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

APPENDIX A.

Description of Security Ratings

The NRSROs that the Adviser may utilize with regard to portfolio investments for the Fund include Moody's, S&P and Fitch, Inc. ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that the Adviser may utilize and the description of each NRSRO's ratings is as of the date of this SAI and may subsequently change.

Moody's

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security's ranking within the category. For example, a rating of A-3 is considered to be within the A rating and the Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa -- Bonds and preferred stock rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds and preferred stock rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, or the fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A -- Bonds and preferred stock rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. The factors that give security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds and preferred stock rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, possess speculative characteristics as well.

Moody's assigns ratings to individual long-term debt securities issued from MTN programs, in addition to indicating ratings for medium-term note (MTN) programs themselves

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the following characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program;

o Notes containing features that link the cash flow and/or market value to the credit performance of any third party or parties.

o     Notes allowing for negative coupons, or negative principal.

o Notes containing any provision that could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. As with all ratings, Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes Moody's short-term debt ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well-established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

S&P

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification. For example, a rating of A- is considered to be within the A rating and, if the Fund that has a policy of investing in securities with ratings of A or above, the Fund may invest in A1 rated securities.

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o     Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-) -- The ratings from `AA' to `BBB' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

L -- Ratings qualified with `L' apply only to amounts invested up to federal deposit insurance limits.

p -- The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

pi -- Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

t -- This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes S&P's short-term debt ratings.

A-1 -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet Its financial commitment on the obligation Is satisfactory.

Fitch

         International Long-Term Credit Ratings

                  Investment Grade

AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity Is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments Is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and In economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         International Short-Term Credit Ratings. The following describes Fitch's two highest short-term ratings: F1. Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         Notes to Long- and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' category or to categories below `CCC'

`NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

APPENDIX B.

Proxy Voting Policies and Procedures

                             The Victory Portfolios
                         The Victory Institutional Funds
                      The Victory Variable Insurance Funds

                      Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the "Trusts") each have adopted these Proxy Voting Policies and Procedures ("Policies") to:

      o ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

      o address any conflicts that may arise between shareholders on the one hand; and "affiliated persons" of the Funds or of Victory Capital Management Inc. ("Victory Capital Management") or the principal underwriter of the Funds (or their affiliates) (all referred to as "Affiliated Persons") on the other;

      o provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

      o provide for the disclosure of the Funds' proxy voting records and these Policies.

I.    Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management's Proxy Voting Policy and Procedures (the "Procedures") and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests. The Procedures (attached as Exhibit A), are adopted as part of these Policies. The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.   Disclosure

A.    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) each Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records"). The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

      o     the name of the issuer of the portfolio security

      o     the exchange ticker symbol of the portfolio security

      o     the CUSIP number for the portfolio security

      o     the shareholder meeting date

      o     a brief identification of the matter voted upon

      o whether the matter was proposed by the issuer or by a security holder

      o     whether the Portfolio cast a vote and, if so, how the vote was cast

      o     whether the vote cast was for or against management of the issuer

B.    Disclosure the Policies and How to Obtain Information

         1. Description of the policies. The Funds' statement of additional information ("SAI") shall describe these Policies, including the Procedures.

         2. How to obtain a copy of the Policies. The Funds shall disclose in all shareholder reports that a description of these Policies is available

            o     without charge, upon request, by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

         3. How to obtain a copy of proxy votes. The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

            o     without charge, upon request, by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.  Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request. This report shall:

      o describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

      o summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser's Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

       Exhibit A to Proxy Voting Procedures of The Victory Portfolios and
                      The Victory Variable Insurance Funds

                     VICTORY CAPITAL MANAGEMENT INC. POLICY


Section: Investments - General                       Policy No. H. 1-2

Effective Date: April 17, 1997

                               Proxy Voting Policy

         When VICTORY's accounts hold stock which VICTORY will vote in a fiduciary capacity, its voting obligations must be exercised in accordance with
(1) the direction and guidance, if any, provided by the document establishing the account relationship, and (2) principles of fiduciary law which require the fiduciary to act in the best interests of the account. Thus, in voting such stock, VICTORY will exercise the care, skill, prudence, and diligence under the circumstances that a prudent person would use considering the aims, objectives, and guidance provided by the client.

         In general, this will call for the voting of stock consistent with the best interests of the account, including long-term and short-term economic interests. In considering the best interests of the account, VICTORY will take into account, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities, potential legal issues arising from the proposal, and the effect of the proposal on future prospects of the issuer), the makeup of the issuer's board of directors, including the number and quality of both management and non-management directors, the likelihood of a change in such makeup or quality of directors, the necessity of providing the directors with sufficient tools and flexibility to properly discharge their duties as directors, the desirability of providing directors with sufficient time to carefully consider any proposals made to the issuer that might significantly affect the result or nature of activities or ownership of the issuer, and the quality of communications from the corporation to its shareholders.

         Where VICTORY has an obligation to vote, (1) all stock, by proxy or in person, will be voted, (2) a written record of such voting will be kept by VICTORY or its designated affiliate, and (3) the Proxy and Corporate Activities Committee will supervise the voting of stock (subject to the review of VICTORY's Chief Investment Officers and senior management of the Bank or Trust Company) and will establish procedures to carry out this function consistent with the foregoing principles.


                             Proxy Voting Procedure

          The Proxy and Corporate Activities Committee (the "Committee") determines how proxies are to be voted and/or recommended to be voted in those instances where VICTORY has a holding of the security for which it has sole or shared authority to vote proxies. The Committee will maintain a record of proxy voting determinations, together with all proxy proposals, including shareholder proposals and proposals included in dissident proxy materials. Decisions will be made exclusively in accordance with the economic interests, both long- and short-term, of the account. Except where required under the terms of the governing instrument, social interests shall not be among the criteria employed by the Committee. VICTORY's investment research department's opinion concerning the management and prospects of the issuer may be taken into account, where appropriate, with special consideration given to the Master List issuers held in VICTORY's model portfolios. Insufficient information or vague or ambiguous wording may indicate that a vote against a proposal is appropriate even though the Committee agrees with the principle of the proposal. In considering anti-takeover provisions, consideration may be given to whether or not the proposal is part of a package of anti-takeover proposals or whether other anti-takeover measures are already in place.

         The following proposals are generally approved:

         1.       Election of management's nominees for Directors.

         2.       Appointment of Auditors.

         3.       Change in the date or location of annual meetings.

         4. For investment companies, continuation of company management, investment adviser or distribution contracts.

         5. Transaction of such other business as may properly come before the meeting.

         6.       Receiving and/or approving financial reports.

         7.       Indemnification of Directors.

         8.       Stock splits and stock dividends.

         9.       Authority to issue additional debt.

         10.      Change in the number of authorized common shares.

         11.      Corporate name change.

         12.      Change in investment company agreements with advisers.

         13. Stock option plans, unless exercise price is less than the market price at the time of the grant or dilution under the plan would exceed 10

         14.      Removal of a Director only for cause.

         15.      Waiver of preemptive rights.

         16. Fair pricing amendments unless accompanied by a super-majority provision in excess of two-thirds.

         17.      Equal access proposals.

         18.      Technical amendments to by-laws or charters.

         19.      Share repurchases.

         20.      Spin-offs.

         The following proposals are generally opposed:

         1. Creation of a second class of stock with unequal voting rights.

         2. Fair pricing provisions when accompanied by a super-majority provision in excess of two-thirds.

         3. Amendment to bylaws by Board of Directors without shareholder approval.

         4. Elimination of shareholder right to call a special meeting or requiring more than 25 % of shareholders to call a special meeting.

         5.       Elimination of shareholder action by written consent.

         6.       "Stakeholder" proposals.

         7.       Loans or guarantees of loans to officers and Directors.

         8.       Super-majority provisions in excess of two-thirds.

         9. A greater vote requirement to repeal a provision than to adopt it.

         10.      Change to cumulative voting.

         There is no general policy with respect to the following proposals which shall be evaluated on a case-by-case basis:

         1. Change in the state of incorporation.

         2. Mergers or other combinations.

         3. Authorization of "blank check" preferred stock.

         4. Golden parachutes.

         5. Proposals to opt out of state anti-takeover laws.

         6. Prohibition of greenmail.

         7. Change in the number of directors.

         8. Approval of poison pill plan.

         9. Confidential voting.

          10. Shareholder proposal to de-classify Board of Directors.

         When the Committee decides to vote against a proposal which is generally approved or to vote in favor of a proposal which is generally opposed, the reason for the exception will be recorded.


         The following is a discussion of selected proxy proposals which periodically are considered at annual meetings and VICTORY's general position with regard to such proposals:

         1. Eliminate preemptive rights: Generally in favor. Preemptive rights may result in a loss of financing flexibility and could prevent management from raising capital advantageously. There is potential for abuse if new equity securities are issued at a discount to the market price of existing securities. This may result in a transfer of value from existing to new shareholders. However, instances of abuse are unusual and there are expenses involved in issuing securities on a preemptive basis.

          2. Indemnification of directors, i.e., limiting or eliminating liability for monetary damages for violating the duty of care:
                  Generally in favor. Indemnification is generally necessary to attract qualified Board nominees in a litigious corporate environment. Monetary liability generally is not eliminated or limited for any breach of duty of loyalty, acts or omissions not in good faith, and any transactions in which the director derived an improper personal benefit.

          3. Cumulative voting: Generally opposed. Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires less votes to obtain a board seat. Therefore it promotes single interest representation on the Board, which may not represent the interest or concerns of all shareholders.

          4. Executive stock option plans: Generally opposed if exercise price is below market price or if dilution under the plan would be greater than 10%, particularly if the company is mature or executive compensation is excessive. For rapidly growing, cash-short issuers where executive salaries are reasonable, may approve a plan where dilution exceeds 10%. Generally in favor of change of control provisions.

          5. Shareholder action by written consent: Generally opposed to proposals to restrict or prohibit shareholders' ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they have to wait for the next scheduled meeting.

          6. Shareholder right to call a special meeting: Generally opposed to proposals to eliminate the right of shareholders to call a special meeting or to require the petition of more than 25% of shareholders to call a special meeting. Shareholders may lose the right to remove directors or initiate a shareholder resolution if they cannot take action until the next regularly scheduled meeting.

                  This is especially troublesome if shareholders do not have the right to act by written consent.

         7. Super-majority vote requirements: Generally opposed to proposals requiring that a vote of more than two-thirds be required to amend any bylaw or charter provision, or approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

          8. Unequal voting rights: Generally opposed. Voting rights are valuable.

          9. Anti-greenmail provision: No general policy. Favor equal treatment for all shareholders, but anti-greenmail provisions may severely limit management's flexibility, for example, with respect to share repurchase programs or ability to issue shares such as General Motor's Class E and H with special features.

          10. Approval of Poison Pills: No general policy. The Company would generally be opposed when poison pills are utilized to prevent takeover bids that would be in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the Board to respond in a considered manner to unsolicited bids.

          11. Blank-check preferred stock: No general policy. Does provide flexibility in financing but also can be used as an entrenchment device. Can be used as a poison pill when distributed to stockholders with rights attached or can be issued with superior voting rights to friendly parties.

          12. Classified Boards of Directors: No general policy. Classified boards do provide stability and continuity; but, if someone wins a proxy fight and replaces a third of the directors, because of the difficulties involved in running the issuer with a Board of Directors that is a third hostile and because the vote would be seen as a loss of confidence in management, the remaining original directors might put the issuer up for sale or accommodate the wishes of the dissident group. A staggered board could mean that a director who failed to attend meetings or who voted in favor of actions which were harmful to shareholders could not be removed for up to three years.

          13. Confidential voting: No general policy. Confidential voting eliminates the opportunity for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor's "Avon Letter" and the Department of Labor's investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

          14. Fair price provisions: No general policy. Generally opposed to when accompanied by super-majority provision, i.e., a clause requiring a super majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Also generally opposed if the pricing formula is such that the price required is unreasonably high; designed to prevent two-tier, front-end-loaded hostile tender offer; since no shareholder wants to get caught in the second tier, they act selfishly and tender their shares in the first tier, so that effectively all shareholders are coerced into accepting the offer.

          15. Golden parachutes: No general policy. It would be difficult for an issuer considered likely to be taken over to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties or relocation after a change in control. However, the value of parachutes should not be excessive.

          16. Reincorporation: No general policy. Should examine whether change of state of incorporation would increase the capacity of management to resist hostile takeovers.

                            PART C. OTHER INFORMATION

ITEM 23. Exhibits

(a)(1) Amended and Restated Certificate of Trust, filed as of October 15, 1998. (1)

(a)(2)   Amended and Restated Trust Instrument as of October 15, 1998. (1)

(b)      Amended and Restated Bylaws as of October 28, 2003. (2)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1) Investment Advisory Agreement dated October 16, 1998 between Registrant and Key Asset Management Inc. (currently known as Victory Capital Management Inc., the "Adviser"). (3)

(d)(2) Schedule A to Investment Advisory Agreement dated October 16, 1998 between Registrant and the Adviser. (4)

(e) Distribution Agreement dated April 1, 2002 between Registrant and BISYS Fund Services Limited Partnership (collectively with all affiliates, "BISYS"). (5)

(f)      Not applicable.

(g)(1) Mutual Fund Custody Agreement dated October 16, 1998 between Registrant and Key Trust Company of Ohio (the "Custody Agreement"). (3)

(g)(2) Attachment A to the Custody Agreement. (4) (g)(3) Amendment to the Custody Agreement dated February 5, 2003. (6)

(h)(1) Fund Accounting Agreement dated April 1, 2002 between Registrant and BISYS. (5)

(h)(2) Administration Agreement dated April 1, 2002 between Registrant and BISYS. (5)

(h)(3) Sub-Administration Agreement dated April 1, 2002 between BISYS and Victory Capital Management Inc. (5)

(h)(4) Amendment to Sub-Administration agreement dated March 1, 2004 BISYS and Victory Capital Management Inc. (7)

---------------
(1) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A (the "Registration Statement"), filed electronically with the Securities and Exchange Commission (the "SEC") on May 10, 1999.

(2) Incorporated by reference to Pre-Effective Amendment No. 8 to the Registration Statement, filed electronically with the SEC on April 15, 2004.

(3) Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement, filed electronically with the SEC on April 25, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, filed electronically with the SEC on April 29, 2002.

(5) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement, filed electronically with the SEC on March 12, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement, filed electronically with the SEC on April 24,2003.

(7) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed electronically with the SEC on February 15, 2005.
                                      C-1

(h)(5) Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS (the "Transfer Agency Agreement"). (5)

(h)(6)   Amendment to the Transfer Agency Agreement dated July 24, 2002. (5)

(h)(7) Participation Agreement dated June 30, 1999 among Registrant, BISYS and Nationwide Life Insurance Company ("Nationwide"). (3)

(h)(8) Participation Agreement dated December 28, 2000 among Registrant, BISYS and Hartford Life Insurance Company ("Hartford"). (4)

(h)(9) Participation Agreement dated April 2, 2004 among Registrant, BISYS and New York Life Insurance and Annuity Corporation ("NY Life"). (2)

(h)(10) Expense Limitation Agreement dated January 1, 2004 between the Registrant and Key Asset Management Inc. (7)

(h)(11) Securities Lending Agency Agreement dated August 28, 1997, between Registrant, Key Trust Company of Ohio, N.A. and Key Asset Management Inc. (7)

(h)(12) Amendment No. 1 dated March 31, 2001 to the Securities Lending Agreement dated August 28, 1997, between Registrant, Key Trust Company of Ohio, N.A. and Key Asset Management Inc. (7)

(h)(13) Amendment No. 2 dated February 10, 2005 to the Securities Lending Agreement dated August 28, 1997, between Registrant, Key Trust Company of Ohio, N.A. and Key Asset Management Inc. (7)

(i)(1) Opinion of Kramer Levin Naftalis & Frankel LLP, relating to the legality of Registrant's shares. (8)

(i)(2) Opinion of Morris, Nichols, Arsht & Tunnell, Delaware counsel to Registrant, relating to the legality of Registrant's shares. (6)

(i)(3)   Consent of Kramer Levin Naftalis & Frankel LLP.

(j)      Consent of PricewaterhouseCoopers LLP.

(k)      Not applicable.

(l)      Not applicable.

(m)(1)   Class A Shares Distribution and Service Plan dated January 1, 2003. (5)

(m)(2) Form of Class A Rule 12b-1 Agreement with Victory Capital Advisers, Inc. ("VCA").(2)

(m)(3)   Form of Class A Rule 12b-1 Agreement with BYSIS. (2)

(m)(4) Contract Owner Administrative Services Agreement dated June 30, 1999 between Registrant and Nationwide. (3)

(m)(5) Contract Owner Administrative Services Agreement dated January 26, 2001 between Registrant and Hartford. (4)

(m)(6) Contract Owner Administrative Services Agreement dated May 1, 2004 between Registrant and NY Life. (7)

---------------
(8) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed electronically with the SEC on April 27, 2000.

(m)(6) Schedule B to the Nationwide and Hartford Contract Owner Administrative Services Agreements, dated January 1, 2003. (5)

(n)      Not applicable. (p)(1) Code of Ethics of Registrant. (3)

(p)(2)   Code of Ethics of the Adviser. (2)

(p)(3)   Code of Ethics of BISYS. (2)

         Powers of Attorney of Nigel D. T. Andrews, Frankie D. Hughes, Lyn Hutton, Thomas F. Morrissey, Roger Noall, Karen F. Shepherd, Frank A. Weil and Leigh A. Wilson. (4)

         Powers of Attorney of David Brooks Adcock, E. Lee Beard and Jakki L. Haussler. (7)


ITEM 24. Persons Controlled By or Under Common Control with Registrant

None.

ITEM 25. Indemnification

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, attached hereto as Exhibit (a)(2), provides for the indemnification of Registrant's Trustees and officers, as follows:

"Section 10.02  Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

         (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

         (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

         (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

         (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,
                  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (the "1940 Act"), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (the "Adviser") is the investment adviser to each Fund of The Victory Variable Insurance Funds. The Adviser is a wholly-owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp, a bank holding company, which had total assets of approximately $90.7 billion as of December 31, 2004. KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include securities brokerage, insurance and leasing companies. As of December 31, 2004, the Adviser manages assets in excess of $53 billion, and provides a full range of investment management services to personal and corporate clients.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Directors:
-----------
Robert L. Wagner       o   Director, President and Chief Executive Officer.
Thomas W. Bunn         o   Director.
William B. Summers     o   Director.

Other Officers:
--------------
William J. Blake       o   Secretary.
Mark H. Summers        o   Chief Administrative Officer.
Catherine R. Savvas    o   Chief Financial Officer.
Kenneth F. Fox         o   Chief Compliance Officer.
Richard L. Janus       o   Chief Investment Officer, Convertible Securities
                           Product.
Thomas M. Seay         o   Chief Investment Officer, Fixed Income.
Walter J. Henry        o   Chief Investment Officer, SBSF Division.
Erick F. Maronak       o   Chief Investment Officer, Newbridge Division.
Arvind K. Sachdeva     o   Chief Investment Officer, Intrinsic Value Product.
Lawrence G. Babin      o   Chief Investment Officer, Diversified Product.
Gary P. Dunkerley      o   Chief Investment Officer, Midcap Value.
Cynthia G. Koury       o   Chief Investment Officer, Balanced.

Mr. Henry's business address is 45 Rockefeller Plaza, New York, New York 10111. The business address of each of the other foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

Item 27. Principal Underwriter

(a) Victory Capital Advisers, Inc. ("VCA") acts as principal underwriter for The Victory Portfolios, The Victory Variable Insurance Funds and The Victory Institutional Funds.

(b) VCA, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts solely as distributor for the investment companies listed above. The officers of VCA, all of whose principal business address is set forth above, are:

                                                                                   Position With
           Name              Officers of VCA and Principal Position                 Registrant
-------------------- -------------------------------------------------------- -----------------------
William J. Tomko     President                                                         None

Kevin J. Dell        Secretary and Director                                            None

Edward S. Forman     Assistant Secretary                                               None

James L. Fox         Director                                                          None

Robert A. Bucher     Financial and Operations Principal                                None

Stephen E. Hoffman   Treasurer                                                         None


                                                                                   Position With
           Name              Officers of VCA and Principal Position                 Registrant
-------------------- -------------------------------------------------------- -----------------------
Richard F. Froio     Vice President and Chief Compliance Officer                       None

Charles L. Booth     Vice President and Assistant Compliance Officer                   None


(c)      Not applicable.

Item 28. Location of Accounts and Records

(1) Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser and sub-administrator).

(2) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as custodian, securities lending agent and shareholder servicing agent).

(3) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator, fund accountant, dividend disbursing agent and shareholder servicing agent).

(4) Victory Capital Advisers, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 (records relating to its function as distributor).

(5) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as transfer dividend disbursing and shareholder servicing agent).

ITEM 29. Management Services

None.

ITEM 30. Undertakings

None

NOTICE

         A copy of Registrant's Certificate of Trust is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of April, 2005.

                               THE VICTORY VARIABLE INSURANCE FUNDS
                               (Registrant)

                               By: /s/  Kathleen A. Dennis
                                 -------------------------------------------
                                        Kathleen A. Dennis, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of April, 2005.

/s/      Kathleen A. Dennis                           President
--------------------------------------------
Kathleen A. Dennis

/s/ Arthur A. Jensen                                  Treasurer
--------------------------------------------
Arthur A. Jensen

                  *                                   Chairman of the Board
--------------------------------------------          and Trustee
Leigh A. Wilson

                  *                                   Trustee
--------------------------------------------
Roger Noall

                  *                                   Trustee
--------------------------------------------
Frankie D. Hughes

                  *                                   Trustee
--------------------------------------------
Thomas F. Morrissey

                  *                                   Trustee
--------------------------------------------
Frank A. Weil

                  *                                   Trustee
--------------------------------------------
Lyn Hutton

                  *                                   Trustee
--------------------------------------------
Karen Shepherd

                  *                                   Trustee
--------------------------------------------
Nigel D. T. Andrews

                  *                                   Trustee
--------------------------------------------
David Brooks Adcock

                  *                                   Trustee
--------------------------------------------
E. Lee Beard

                  *                                   Trustee
--------------------------------------------
Jakki L. Haussler


*By:/s/ Jay G. Baris
    ----------------------------------------
         Jay G. Baris
         Attorney-in-Fact

                                  EXHIBIT INDEX


N-1A
Item     23 Exhibits

EX-99.i  Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.j  Consent of PricewaterhouseCoopers LLP.